                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             THE LEGENDS FUND, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

          _______________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _______________________________________________________________

     5)   Total Fee Paid:

          _______________________________________________________________

[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________
     3)   Filing Party:

          ______________________________________________________________
     4)   Date Filed:

          _____________________________________________________________

                                PRELIMINARY COPY

                             THE LEGENDS FUND, INC.
                          200 East Wilson Bridge Road
                            Worthington, Ohio  43085

                         RENAISSANCE BALANCED PORTFOLIO

                   -----------------------------------------
                   Notice of Special Meeting of Shareholders
                   -----------------------------------------

To the Shareholders of the Renaissance Balanced Portfolio of The Legends Fund,
Inc.:

     A special meeting of shareholders of the Renaissance Balanced Portfolio (the "Portfolio") of the Legends Fund, Inc. (the "Fund") will be held at 239 S. Fifth Street, Louisville, Kentucky 40202, on November 3, 1995 at 3:00 p.m., Eastern Time, for the following purposes:

1. To approve or disapprove a new Sub-Advisory Agreement between Integrity Life Insurance Company ("Integrity") as investment manager and Renaissance Investment Management ("Renaissance") as sub-adviser for the Portfolio, to become effective upon the closing of the transaction described herein.

2. To transact such other matters as may properly come before the meeting or any adjournment thereof.

                                    By Order of the Board of Directors



                                    Kevin L. Howard
                                    Secretary

October [ ], 1995

                                PRELIMINARY COPY

                             THE LEGENDS FUND, INC.
                          200 East Wilson Bridge Road
                            Worthington, Ohio  43085

                         RENAISSANCE BALANCED PORTFOLIO

                         ------------------------------
                                PROXY STATEMENT
                        Special Meeting of Shareholders
                          November 3, 1995, 3:00 p.m.
                         ------------------------------

     The Legends Fund, Inc. (the "Fund") was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of ten investment portfolios, including the Renaissance Balanced Portfolio (the "Portfolio"). Shares of the Portfolio are offered to Separate Account SF ("Separate Account SF") of Integrity Life Insurance Company ("Integrity") and Separate Account SFN ("Separate Account SFN") of National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts and certificates ("certificates") issued by Integrity and National Integrity.

     Integrity and National Integrity, the holders of record of shares of the Portfolio, are required to "pass through" to their certificate holders the right to vote shares of the Portfolio. The Fund expects that Integrity and National Integrity will solicit voting instructions from their certificate holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolio held by their respective Separate Accounts. If Integrity and National Integrity do not receive timely instructions from all certificate holders, Integrity and National Integrity will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions.

     This Proxy Statement is being furnished on behalf of the Board of Directors of the Fund to the shareholders of the Portfolio for their use in obtaining voting instructions from the certificate holders on the proposals to be considered at the special meeting of shareholders of the Portfolio scheduled to be held at 239 S. Fifth Street, Louisville, Kentucky 40202, on November 3, 1995, at 3:00 p.m. The Board of Directors has fixed the close of business on October 4, 1995 as the record date (the "Record Date") for determining the number of shares outstanding and the certificate holders entitled to give voting instructions to Integrity and National Integrity.

     This Proxy Statement is being provided to shareholders on or about October __, 1995 for mailing to certificate holders. The Fund expects that the solicitation of voting instructions from certificate holders will be made by mail, and solicitation also may be made by telephone communications from Integrity employees who will not receive compensation for such services. Costs of the meeting and soliciting proxies will not be borne by the Portfolio or the Fund. Renaissance Investment Management ("Renaissance") has agreed to pay the expenses incurred in connection with preparing and delivering this Proxy Statement and its enclosures, including all postage costs.

     The purpose of the meeting is to seek shareholder approval of the proposed new sub-advisory agreement (the "New Sub-Advisory Agreement") pertaining to the Portfolio between Integrity, as investment manager of the Portfolio, and Renaissance, which will become effective upon the consummation of the transaction described in detail in Proposal No. 1. The information contained in this Proxy Statement concerning Renaissance and the transaction (including the parties thereto) described below has been provided by Renaissance for use in this Proxy Statement, and Renaissance is solely responsible for the accuracy and completeness thereof.

     At the Record Date, the total number of shares outstanding in the Portfolio was _________ of which ___________ shares (___%) were held by Separate Account SF and _________ shares (___%) were held by Separate Account SFN.

     Proxies executed by shareholders may be revoked by a written revocation received by the Secretary of the Fund at any time before they are exercised by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting. Approval of Proposal No. 1 will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the securities entitled to vote, or (2) 67% or more of the shares entitled to vote present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of the securities entitled to vote are present or represented by proxy.

EACH CERTIFICATE HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

              PROPOSAL NO. 1:  APPROVAL OR DISAPPROVAL OF PROPOSED
                  NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO

     Pursuant to the management agreement (the "Management Agreement") between the Fund and Integrity dated November 26, 1993, Integrity acts as manager of the Fund and each investment portfolio thereof (including the Portfolio), and in connection therewith is authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with one or more of such investment portfolios. The Management Agreement was last submitted to shareholders of the Fund at a meeting held November 3, 1993. Information concerning Integrity is contained below under "Information About Integrity."

     In the case of the Portfolio, Integrity entered into a sub-advisory agreement with Renaissance dated November 26, 1993 (the "Old Sub-Advisory Agreement"), which was submitted to the shareholders of the Portfolio for their approval at a meeting held on November 3, 1993. Pursuant to the Old Sub-Advisory Agreement and its predecessor sub-advisory agreement, Renaissance has advised the Portfolio since the Portfolio's inception.

     As a result of the transaction described below (the "Renaissance Transaction"), the Old Sub-Advisory Agreement between Integrity and Renaissance will automatically terminate pursuant to its terms and the requirements of the 1940 Act. In order for Renaissance to continue as sub-adviser to the Portfolio, the Board of Directors of the Fund is seeking approval by the shareholders of the Portfolio of the New Sub-Advisory Agreement, as described below.

INFORMATION CONCERNING THE RENAISSANCE TRANSACTION

     Renaissance Investment Management, Inc. ("RIM") and Descartes, Inc. ("Descartes") are currently the two general partners of Renaissance. RIM owns 80% of the partnership interests in Renaissance and Descartes owns the remaining 20%. RIM also has the right to purchase from Descartes partnership interests which would give RIM an aggregate 91% of the partnership interests in Renaissance and leave Descartes with a 9% interest in Renaissance. RIM is controlled by S. William Miller and Frank W. Terrizzi, who together own approximately 88% of the voting stock of RIM. A group comprised of individuals and trusts owns the remaining 12% of RIM voting stock. Descartes is principally owned by Donald W. Kennedy, Michael E. Schroer and Paul A. Radomski, who together own approximately 88% of the voting stock of Descartes.

     Renaissance, RIM, Descartes, together with certain key management employees of Renaissance who are also stockholders in Descartes, and corporations wholly owned by such key management employees, have entered into an agreement pursuant to which, subject to the satisfaction of certain conditions, RIM will exercise its purchase rights to obtain an additional 11% interest in Renaissance, and immediately thereafter RIM will transfer all its interest in Renaissance to Affiliated Managers Group, Inc. ("AMG"). In addition, profits interests in Renaissance will be issued to the corporations owned by key management employees of Renaissance. Upon the closing of the transaction, AMG will be the sole managing general partner of Renaissance and will have a seventy percent (70%) interest in the profits of Renaissance. Descartes and the corporations owned by key management employees of Renaissance will have in the aggregate a thirty percent (30%) interest in the profits of Renaissance. An additional ten percent (10%) interest, of which AMG will be deemed the owner upon consummation of the transaction, will be reserved for subsequent issuance to key employees upon the satisfaction of certain conditions. Messrs. S. William Miller and Frank W. Terrizzi, who are, together with persons affiliated with each of them, the sole stockholders of RIM will remain employed by Renaissance pursuant to employment agreements.

     Further information concerning Renaissance and AMG is contained below under "Information About Renaissance and AMG."

COMPARISON OF THE OLD SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT

     The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Old Sub-Advisory Agreement, differing only in the effective and termination dates therein and the deletion of certain outdated provisions. The Form of New Sub-Advisory Agreement is attached to this proxy statement as Appendix A. The following is a comparison of the material terms of the two agreement:

     Advisory Services. The Old Sub-Advisory Agreement provides that Renaissance will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio. The New Sub-Advisory Agreement contains identical provisions.

     Fees and Expenses. Pursuant to the Management Agreement, Integrity receives a management fee at an annual rate of .65% of average daily net assets of the Portfolio as compensation for serving as investment manager of the Portfolio. The Old Sub-Advisory Agreement provides for Integrity, and not the Fund, to pay a monthly sub-advisory fee to Renaissance at the annual rate of 0.50% of the Portfolio's average daily net assets. During the Portfolio's fiscal year ended June 30, 1995, Integrity paid Renaissance $128,742. The New Sub-Advisory Agreement provides that Integrity, and not the Fund, shall pay Renaissance compensation at the same rate.

     Payments of Expenses and Transaction Charges. Under the Old Sub-Advisory Agreement, Renaissance has agreed to assume and pay all of the costs and expenses of performing its obligations thereunder. The New Sub-Advisory Agreement contains identical provisions.

     Expense Limitation. The Old Sub-Advisory Agreement provides for the sub-advisory fee paid to Renaissance to be reduced proportionally if the management fee paid to Integrity by the Portfolio is required to be reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by Renaissance. The New Sub-Advisory Agreement contains identical provisions. The Fund believes that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million.

     Limitation of Liability. The Old Sub-Advisory Agreement provides that Renaissance and any of its affiliated persons will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Renaissance's duties, or by reason of reckless disregard of Renaissance's obligations and duties thereunder. The New Sub-Advisory Agreement contains identical provisions.

     Term. The Old Sub-Advisory Agreement provides that it will continue from year to year, provided that its continuation is annually approved (an "annual approval") by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of Renaissance, Integrity or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement will become effective on the day that the Renaissance Transaction is consummated and will remain in effect until November 26, 1996, and thereafter subject to such annual approval.

     Termination; Assignment. The Old Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' written notice by Renaissance, Integrity, the Directors of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). The Old Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the Management Agreement. The New Sub-Advisory Agreement contains identical provisions as to termination and assignment.

     Corporate Name. The Old Sub-Advisory Agreement provides that the Fund would take any and all necessary action to remove the "Renaissance" name from the Portfolio's name and related Fund material if Renaissance ceases to be the sub-advisor of the Portfolio. The Fund has agreed to use the name "Renaissance" only in connection with the Portfolio and that Renaissance shall not be prevented from using the name "Renaissance" in connection with any other business. The New Sub-Advisory Agreement contains identical provisions.

EVALUATION OF THE DIRECTORS

     The Directors of the Fund believe that approval of the New Sub-Advisory Agreement with Renaissance is in the best interests of the shareholders of the Portfolio.

     At a special meeting held on August 30, 1995, the Directors considered and unanimously approved the New Sub-Advisory Agreement and directed that it be submitted to shareholders for approval. In considering the approval of the New Sub-Advisory Agreement, the Directors, including the Directors who are not interested persons of the Fund (as defined in the 1940 Act) (the "Disinterested Directors"), were provided information they deemed necessary to enable them to consider whether the New Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders. The Directors considered, among other factors: the similarity of the terms of the New Sub-Advisory Agreement to the terms of the Old Sub-Advisory Agreement; the fact that there would be no change in the fee payable under the New Sub-Advisory Agreement from that under the Old Sub-Advisory Agreement; the continuity of services to be provided by Renaissance after the proposed transaction, especially in light of the quality of investment services rendered by Renaissance to the Portfolio since the Portfolio's inception and the Portfolio's performance during that period; notwithstanding the fact that Messrs. Miller and Terrizzi would no longer own an interest in Renaissance, the continued involvement of Messrs. Miller and Terrizzi in Renaissance; the expected increased ownership interests of Messrs. Paul A. Radomski, Michael E. Schroer, Donald W. Kennedy and W. Russ Stewart in Renaissance; the projected financial condition of Renaissance after the transaction; and the overall commitment of AMG and the employee owners of Renaissance to the operations of Renaissance and the investment advisory business of Renaissance.

      Notwithstanding that the New Sub-Advisory Agreement may not be approved, Renaissance and AMG intend to consummate the transaction. If the New Sub-Advisory Agreement is not approved by shareholders, the Board of Directors will consider what further actions to take, which may include the resubmission of the proposed New Sub-Advisory Agreement with Renaissance to shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.


INFORMATION ABOUT RENAISSANCE AND AMG

     Renaissance, located at 1700 Young Street, Cincinnati, Ohio, is a quantitative investment management firm which manages approximately $1.5 billion for a variety of taxable and tax exempt accounts throughout the United States. Renaissance was retained by Integrity, the Portfolio's manager, pursuant to the Old Sub-Advisory Agreement to perform the selection and management of the Portfolio's investment securities.

     The current Directors of Renaissance are Donald W. Kennedy, Michael E. Schroer, Paul A. Radomski, W. Russ Stewart, S. William Miller and Frank W. Terrizzi. The address of each such Managing Director of Renaissance is 1700 Young Street, Cincinnati, Ohio 45210.

     Michael E. Schroer is principally responsible for the day-to-day management of the Portfolio. Renaissance has an investment committee comprised of all six of the Managing

Directors identified above. Renaissance currently manages approximately $1.5 billion for clients utilizing various strategies, including the balanced strategy employed for the Portfolio.

     The names, position with Renaissance, and principal occupations of the persons who will be the principal executive officers, general partners and directors of Renaissance following the transaction are as follows:


Name                                Position with Renaissance                 Address
----                                -------------------------                 -------
Affiliated Managers Group, Inc.       Managing General Partner                One International Place
                                                                              Boston, MA 02110

Descartes, Inc.                       General Partner                         8041 Hosbrook Road
                                                                              Suite 302
                                                                              Cincinnati, OH 45236

Kennedy Capital, Inc.                 General Partner                         8041 Hosbrook Road
     Donald W. Kennedy                Managing Director of Renaissance,       Suite 302
                                      (sole shareholder of Kennedy            Cincinnati, OH 45236
                                      Capital, Inc., and a shareholder of
                                      Descartes, Inc.)


PAR Capital, Inc.                     General Partner                         8041 Hosbrook Road
     Paul A. Radomski                 Managing Director of Renaissance,       Suite 302
                                      (sole shareholder of PAR Capital,       Cincinnati, OH 45236
                                      Inc., and a shareholder of Descartes,
                                      Inc.)


Schroer Financial Management, Inc.    General Partner                         8041 Hosbrook Road
     Michael E. Schroer               Managing Director of Renaissance,       Suite 302
                                      (sole shareholder of  Schroer           Cincinnati, OH 45236
                                      Financial Management, Inc., and a
                                      shareholder of Descartes, Inc.)


Stewart Investments, Inc.             General Partner                         8041 Hosbrook Road
     W. Russ Stewart                  Managing Director of Renaissance,       Suite 302
                                      (sole shareholder of Stewart            Cincinnati, OH 45236
                                      Investments, Inc., and a shareholder
                                      of Descartes, Inc.)



     The principal occupation of each individual listed above will be his occupation with Renaissance.

     AMG will be the Managing General Partner of Renaissance and may be deemed the parent of Renaissance. AMG is a Delaware corporation with principal offices at One International Place, Suite 820, Boston, MA 02110. AMG was established in December 1993 to obtain investment interests in high quality investment management firms.

     AMG's parent is Advent VII, L.P., a Delaware limited partnership which owns more than fifty percent (50%) of the voting stock of AMG. The sole general partner of Advent VII, L.P. is TA Associates VII, L.P., a Delaware limited partnership, and the sole general partner of TA Associates VII, L.P. is TA Associates, Inc., a Delaware corporation. Advent VII, L.P., TA Associates, Inc. each have principal offices at High Street Tower, Suite 2500, Boston, MA 02110.

INFORMATION ABOUT INTEGRITY

     Integrity Life Insurance Company is an indirectly wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $4.0 billion. The address of each of Integrity and ARM is 239 S. Fifth Street, Louisville, Kentucky 40202. The address of each of each of Morgan Stanley and the investment funds sponsored by it is 1221 Avenue of the Americas, New York, New York 10020.

     The following chart lists those officers and directors of the Fund who are also affiliated with ARM and/or Integrity, and sets forth the nature of those affiliations:

Name                Position with the Fund       Position with ARM and/or Integrity
----                ----------------------       ----------------------------------
John R. Lindholm    Chairman and Director        President of Integrity; Executive Vice
                                                 President-Chief Marketing Officer of ARM

Edward J. Haines    President                    Vice President, Marketing, ARM

Don W. Cummings     Controller                   Controller, Integrity and ARM

Peter S. Resnick    Treasurer                    Treasurer, Integrity and ARM

Kevin L. Howard     Secretary                    Assistant General Counsel, ARM


The principal occupation of each person listed above is his occupation with Integrity and/or ARM, as applicable. The address of each of the above listed persons is 239 S. Fifth Street,

Louisville, Kentucky 40202. The Directors and officers of the Fund, both individually and as a group, own less than 1% of the Portfolio's outstanding shares.

     The fees paid to Integrity by all of the Fund's investment portfolios under the Management Agreement during the fiscal year ended June 30, 1995 totaled $1,218,396, of which $977,802 was paid by Integrity to all of the sub-advisers for the Fund's investment portfolios and $240,593 was retained by Integrity.
The portion of these fees paid by the Portfolio was $167,365, of which $128,742 was paid to Renaissance and $38,623 was retained by Integrity.

DISTRIBUTOR

     Pursuant to a distribution agreement dated August 30, 1995, SBM Financial Services, Inc. ("SBM") acts without remuneration as the Fund's agent for distribution of the Portfolio's shares. SBM is a wholly-owned subsidiary of ARM, and has no obligation to sell any stated number of shares. Shares of the Fund and the Portfolio are sold only to separate accounts of Integrity and National Integrity. SBM's address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

PORTFOLIO TRANSACTIONS

     Subject to policies established by the Fund's Board of Directors, each investment portfolio's sub-adviser, and accordingly Renaissance in the case of the Portfolio (the "Sub-Adviser"), is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the respective portfolio. As a general matter, in executing portfolio transactions, the Sub-Adviser employs or deals with such brokers or dealers as may, in the its best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser considers all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and execution capabilities and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions, on which no brokerage commission is paid, through which most debt securities and some equity securities are traded, generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. To the extent the Portfolio invests in securities traded in the OTC markets, it engages primarily in transactions with the dealers who make markets in such securities, unless a better price or execution can be obtained by using a broker. The Fund has no obligation to deal with any broker or group of bankers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

      The Sub-Adviser may select broker-dealers which provide it with research services and may cause the Portfolio to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which the Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts it advises may be used in advising the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the New Sub-Advisory Agreement. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

     Investment decisions for the Portfolio and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for the Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolio's transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Adviser, are similar to those in effect with respect to brokerage transactions in securities.

     To the extent consistent with Rule 17e-1 under the 1940 Act the Portfolio may enter into transactions with broker-dealers that are affiliated persons, or affiliated persons of such affiliated persons, of the Portfolio ("affiliated brokers"). The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliated brokers are fair and reasonable. No transactions may be affected by a portfolio with an affiliate of Integrity, National Integrity or Morgan Stanley, or of the Sub-Adviser, acting as principal for its own account. During the fiscal year ended June 30, 1995, the Portfolio did not effect portfolio transactions using affiliated brokers.

OTHER MATTERS

     The Board of Directors of the Fund does not know of any other business to be brought before the meeting. If any other matters come before the meeting, the shareholders will vote on such matters in their discretion.

     National Integrity and Integrity, as record shareholders of the Portfolio, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from certificate holders. The cost or preparing and distributing to certificate holders additional proxy materials if required in connection with any adjournment will be borne by Renaissance.

     As of the Record Date, the following persons were known to the Fund to have allocated contributions under their variable annuity contacts such that, upon the pass-through of voting rights by Integrity and National Integrity, they have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Portfolio:

                               [Add 5% holders.]

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to shareholders of the Fund, including the audited financial statements of the Portfolio for the fiscal year ended June 30, 1995, is available from the Fund. The Annual Report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                       Respectfully Submitted,


                                       Kevin L. Howard
                                       Secretary


Dated: ________, 1995

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                                                      APPENDIX A

                    FORM OF NEW SUB-ADVISORY AGREEMENT

          Deleted material is in [brackets], new material is underscored.
                                                             ------------

          AGREEMENT, made this [26th] ___ day of [November, 1993] __________, 1995, between Integrity Life Insurance Company (Integrity), an [Arizona] Ohio corporation, and Renaissance Investment Management (Sub-Adviser), an Ohio partnership.

          WHEREAS, Integrity, an indirect wholly-owned subsidiary of ARM Financial Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act);

          WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

          WHEREAS, pursuant to a Management Agreement dated November 26, 1993 (the Management Agreement), Integrity acts as Investment Manager to The Legends Fund, Inc. (the Fund), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act);

          WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

          WHEREAS, Integrity desires to retain the Sub-Adviser to furnish investment advisory services to the Renaissance Balanced Portfolio of the Fund (the Portfolio), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

          NOW, THEREFORE, based on the premises and the consideration set forth herein, Integrity and the Sub-Adviser agree as follows:

SECTION 1.   INVESTMENT ADVISORY SERVICES.

          Subject to the supervision of the Fund's Board of Directors and Integrity, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio.

The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Integrity agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the Registration Statement) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

     The Sub-Adviser further agrees as follows:

     (a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of
          Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Integrity or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Integrity.

     (b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

     (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

     (d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Integrity, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the Agent), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) CUSIP or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Integrity.

     (e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

     (f) The Sub-Adviser will make available to the Fund and Integrity, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Integrity to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Integrity may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Integrity on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

     (h) The Sub-Adviser will provide information and reports to Integrity as Integrity shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2.  BROKER-DEALER SELECTION.

          The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Integrity and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3.  RECORDS, REPORTS, ETC.

          In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Integrity's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4.  PAYMENT OF EXPENSES.

          The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5.  COMPENSATION FOR SERVICES.

          Integrity will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .50% of the average daily net assets of the Portfolio from the management fee actually received by Integrity from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Integrity by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Integrity pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6.  LIABILITY FOR SERVICES.

          Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Integrity agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7.  INDEMNIFICATION BY SUB-ADVISER.

          The Sub-Adviser agrees to indemnify and hold harmless Integrity against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Integrity may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Integrity and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Integrity's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Integrity of its duties. The foregoing indemnification shall be in addition to any rights that Integrity may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Integrity, be controlled by Integrity or be under common control with Integrity and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Integrity's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8.  INDEMNIFICATION BY INTEGRITY.

          Integrity agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Integrity of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Integrity or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Integrity shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Integrity and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Integrity's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Integrity's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9.  NOTICE AND DEFENSE OF PROCEEDINGS, ETC.

          Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10.  REPRESENTATIONS AND WARRANTIES; COVENANTS.

        (a)   The Sub-Adviser hereby represents and warrants as follows:

              (i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

             (ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

            (iii) The Sub-Adviser's performance of its obligations under this
                  Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

             (iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

        (b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

              (i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

             (ii) The Sub-Adviser's performance of its obligations under this
                  Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

            (iii) The Sub-Adviser shall at all times fully comply with the
                  Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

             (iv) The Sub-Adviser shall promptly notify Integrity and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Integrity and the Fund promptly with respect to written material that has been provided to the Fund or Integrity by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

              (v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Integrity of any change in membership within a reasonable time after such change.

SECTION 11.  EXCLUSIVITY OF SERVICES AND USE OF NAMES.

          [The Sub-Adviser acknowledges that a fundamental marketing feature of the variable annuity contracts and certificates offered through Integrity and National Integrity Life Insurance Company (National Integrity), a wholly-owned subsidiary of Integrity, under which contributions may be allocated to separate accounts of Integrity and National Integrity for the purchase of shares of the Portfolio is the fact that the Sub-Adviser provides investment advisory services to the Portfolio. In recognition thereof and of the costs incurred by the Fund and Integrity in establishing the Portfolio and registering the Fund as an investment company, the Sub-Adviser agrees that from the date of this Agreement until the earlier of (i) six months after the date Integrity and National Integrity begin offering to the public variable annuity contracts and certificates funded in whole or in part by the Portfolio or (ii) May 31, 1993, the Sub-Adviser and the Sub-Adviser's affiliates shall not provide investment advisory services to any registered investment company or portfolio thereof which has investment objectives and policies substantially similar to those of the Portfolio and which serves as a funding vehicle for any variable annuity product (excluding advisory arrangements in existence on the date of this Agreement) without the prior written approval of the Fund, Integrity and National Integrity. The Sub-Adviser acknowledges that a breach of this provision may irreparably harm the Fund, Integrity or National Integrity. In the event of a breach of this provision, the Fund, Integrity or National Integrity shall be entitled to injunctive relief, to enforcement by specific performance of this Agreement, and to actual and punitive damages.]

          The Sub-Adviser [further] acknowledges and agrees that the names The Legends Fund and Pinnacle, and abbreviations or logos associated with those names, are the valuable property of Integrity and its affiliates; that the Fund, Integrity and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names The Legends Fund and Pinnacle, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

          Integrity acknowledges that "Renaissance" (the Sub-Adviser's name) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in the name of the Portfolio is understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner, except for the six month period as described in the first paragraph of this Section.

          Integrity acknowledges that the Fund shall use the Sub-Adviser's name in the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then the Fund at its own expense, upon the Sub- Adviser's written request:

          (i) shall cease to use the Sub-Adviser's name, or any combination thereof as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

         (ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

        (iii) shall use its best efforts to cause the Fund's officers and directors to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Integrity agrees to take any all actions as may be necessary or desirable to effect the foregoing.

          The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12.  ENTIRE AGREEMENT; AMENDMENT, WAIVER.

          This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13.  EFFECTIVENESS AND DURATION OF AGREEMENT.

          Unless sooner terminated, this Agreement shall continue in effect [for one year] until November 26, 1996 and thereafter for successive one year
          -----------------------
periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Integrity or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14.  TERMINATION OF AGREEMENT, ASSIGNMENT.

          This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Integrity, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Integrity, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

          This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

          The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement.[, except that if Integrity or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.]

SECTION 15.  DEFINITIONS.

          The terms assignment and interested person when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16.  CONCERNING APPLICABLE PROVISIONS OF LAW.

          This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17.  COUNTERPARTS.

          This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, authorized officers of Integrity and the Sub-Adviser have executed this Agreement as of the day and year first written above.

                         INTEGRITY LIFE INSURANCE COMPANY


                         By:_________________________________


                         Attest:_______________________________



                         RENAISSANCE INVESTMENT MANAGEMENT


                         By:__________________________________


                         Attest:________________________________

                                PRELIMINARY COPY

PROXY



                             THE LEGENDS FUND, INC.
                              239 S. FIFTH STREET
                        LOUISVILLE, KENTUCKY 40202-3271

                         RENAISSANCE BALANCED PORTFOLIO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints ________ and _______ as proxies, each with the power to appoint his substitute, and hereby authorizes each of them acting singly or jointly to represent and to vote, as designated below, all shares of the Renaissance Balanced Portfolio (the "Portfolio") of The Legends Fund, Inc. (the "Fund") held of record by the undersigned on October 3, 1995 at the meeting of shareholders to be held on November 3, 1995, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

BY SIGNING AND DATING THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

1. To approve a new Sub-Advisory Agreement between Integrity Life Insurance Company ("Integrity") as investment manager and Renaissance Investment Management ("Renaissance") as sub-adviser for the Portfolio.

                 FOR [_]       AGAINST [_]       ABSTAIN   [_]



 PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



----------------------------------------------------------------------------
SIGNATURE                     DATE               SIGNATURE (IF HELD JOINTLY)



                  Please mark boxes [X] in blue or black ink.

                                PRELIMINARY COPY

                            VOTING INSTRUCTIONS CARD
                 FOR PROXY SOLICITED BY THE LEGENDS FUND, INC.
                     FOR THE RENAISSANCE BALANCED PORTFOLIO


The undersigned instructs [National] Integrity Life Insurance Company (the "Company") to vote, as shown below, all shares of the Renaissance Balanced Portfolio of The Legends Fund, Inc. (the "Portfolio") attributable as of October 3, 1995 to the undersigned's variable annuity contract, at the Special Meeting of shareholders of the Portfolio scheduled to be held on November 3, 1995 at 3 p.m., and at any adjournment thereof, and to vote, in its sole discretion, on such other matters as may properly come before the Meeting. Receipt of the Portfolio's Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. IF THIS SHEET IS SIGNED AND RETURNED WITHOUT DIRECTION, THE COMPANY WILL VOTE FOR THE PROPOSAL. If this sheet is not returned or is returned unsigned, the Company will vote shares attributable to your contract in the same proportion as it votes shares for which it has received instructions. Please return this voting instruction card promptly in the envelope provided.


1.   Approval of Sub-Advisory Agreement between
     Integrity Life Insurance Company ("Integrity") and Renaissance Balanced Advisors, Inc.
     ("Renaissance Advisors"):

     [_] FOR    [_] AGAINST    [_] ABSTAIN



                                    Sign below exactly as your name (or names for joint owners) appears on this card and give your full title when signing as executor, trustee or in any other fiduciary capacity.

                                    Owner:__________________________________

                                    Joint Owner:_____________________________

                                    Date:___________________________________


                      IMPORTANT: SIGN AND DATE THIS CARD